                               AMENDMENT NO. 3 TO

                      MANAGEMENT AGREEMENT (ADVISOR CLASS)

         THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT (ADVISOR CLASS) is made as of the 3rd day of December, 2001, by and between each of the registered investment companies that have executed this Amendment below (the "Companies")
and American Century Investment Management, Inc., a Delaware corporation (the
"Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies and the Investment Manager are parties to a certain Management Agreement (Advisor Class) dated August 1, 1997, as amended
("Agreement"); and

         WHEREAS, Short-Term Treasury Fund has merged out of existence; and

         WHEREAS, Inflation-Adjusted Treasury Fund and Long-Term Treasury Fund
have changed their names; and

         WHEREAS, the parties desire to amend the Agreement to reflect these changes.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement
         shall be deemed to mean the Agreement as amended by this Amendment No.
         3.

                  3. In the event of a conflict between the terms of this
         Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the
         Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS  WHEREOF,  the parties  have  caused this  Amendment  to be executed by their  respective  duly authorized officers as of the day and year first above written.

                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST

                                    By:  /*/David C. Tucker
                                    Name:  David C. Tucker
                                    Title:  Senior Vice President of each

                                    Attest: /*/Janet A. Nash
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each

                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.

                                    By:  /*/William M. Lyons
                                    Name:  William M. Lyons
                                    Title:    Executive Vice President

                                    Attest:  /*/Charles A. Etherington
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                     Date

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                          August 1, 1997
         Government Agency Money Market Fund                           August 1, 1997
         Treasury Fund (formerly Intermediate-Term Treasury Fund)      August 1, 1997
         Government Bond Fund (formerly Long-Term Treasury Fund)       August 1, 1997
         Short-Term Government Fund                                    August 1, 1997
         Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted     August 1, 1997
         Treasury Fund)

American Century International Bond Funds
         International Bond Fund                                       August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                       June 1, 1998
         Diversified Bond Fund                                         August 1, 2001

American Century Quantitative Equity Funds
         Equity Growth Fund                                            August 1, 1997
         Global Gold Fund                                              August 1, 1997
         Global Natural Resources Fund                                 August 1, 1997
         Income & Growth Fund                                          August 1, 1997
         Small Cap Quantitative Fund                                   July 1, 1998
         Utilities Fund                                                August 1, 1997

American Century Target Maturities Trust
         Target 2005 Fund                                              August 1, 1997
         Target 2010 Fund                                              August 1, 1997
         Target 2015 Fund                                              August 1, 1997
         Target 2020 Fund                                              August 1, 1997
         Target 2025 Fund                                              August 1, 1997
         Target 2030 Fund                                              September 16, 2000

Dated:  December 3, 2001

                                    Exhibit B

                          Series Investment Categories

Investment Category        Series

Money Market Funds         Government Agency Money Market Fund
                           Prime Money Market Fund

Bond Funds                 Ginnie Mae Fund (formerly GNMA Fund)
                           Treasury Fund (formerly Intermediate-Term Treasury Fund)
                           International Bond Fund
                           Government Bond Fund (formerly Long-Term Treasury Fund)
                           Short-Term Government Fund
                           Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted
                           Treasury Fund)
                           Target 2005 Fund
                           Target 2010 Fund
                           Target 2015 Fund
                           Target 2020 Fund
                           Target 2025 Fund
                           Target 2030 Fund
                           Diversified Bond Fund

Equity Funds               Equity Growth Fund
                           Global Gold Fund
                           Global Natural Resources Fund
                           Income & Growth Fund
                           Small Cap Quantitative Fund
                           Utilities Fund

Dated:  December 3, 2001

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                       Government Agency Money Market Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.2500%
                 Next $1 billion                    0.2070%
                 Next $3 billion                    0.1660%
                 Next $5 billion                    0.1490%
                 Next $15 billion                   0.1380%
                 Next $25 billion                   0.1375%
                 Thereafter                         0.1370%

                                Schedule 2 Funds:
                                      None

                 Category Assets                    Fee Rate
                 First $1 billion                   0.2700%
                 Next $1 billion                    0.2270%
                 Next $3 billion                    0.1860%
                 Next $5 billion                    0.1690%
                 Next $15 billion                   0.1580%
                 Next $25 billion                   0.1575%
                 Thereafter                         0.1570%

                                Schedule 3 Funds:
                             Prime Money Market Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.3700%
                 Next $1 billion                    0.3270%
                 Next $3 billion                    0.2860%
                 Next $5 billion                    0.2690%
                 Next $15 billion                   0.2580%
                 Next $25 billion                   0.2575%
                 Thereafter                         0.2570%

                                Schedule 4 Funds:
                                      none

                 Category Assets                    Fee Rate
                 First $1 billion                   0.2300%
                 Next $1 billion                    0.1870%
                 Next $3 billion                    0.1460%
                 Next $5 billion                    0.1290%
                 Next $15 billion                   0.1180%
                 Next $25 billion                   0.1175%
                 Thereafter                         0.1170%

                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
            Treasury Fund (formerly Intermediate-Term Treasury Fund)
             Government Bond Fund (formerly Long-Term Treasury Fund)
    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted Treasury Fund)

                  Category Assets                    Fee Rate
                  First $1 billion                   0.2800%
                  Next $1 billion                    0.2280%
                  Next $3 billion                    0.1980%
                  Next $5 billion                    0.1780%
                  Next $15 billion                   0.1650%
                  Next $25 billion                   0.1630%
                  Thereafter                         0.1625%

                                Schedule 2 Funds:
                                      None

                  Category Assets                    Fee Rate
                  First $1 billion                   0.3100%
                  Next $1 billion                    0.2580%
                  Next $3 billion                    0.2280%
                  Next $5 billion                    0.2080%
                  Next $15 billion                   0.1950%
                  Next $25 billion                   0.1930%
                  Thereafter                         0.1925%

                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund
                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.3600%
                  Next $1 billion                    0.3080%
                  Next $3 billion                    0.2780%
                  Next $5 billion                    0.2580%
                  Next $15 billion                   0.2450%
                  Next $25 billion                   0.2430%
                  Thereafter                         0.2425%

                                Schedule 4 Funds:
                             International Bond Fund
                              Diversified Bond Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.6100%
                  Next $1 billion                    0.5580%
                  Next $3 billion                    0.5280%
                  Next $5 billion                    0.5080%
                  Next $15 billion                   0.4950%
                  Next $25 billion                   0.4930%
                  Thereafter                         0.4925%

                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                                      None

                  Category Assets                    Fee Rate
                  First $1 billion                   0.4100%
                  Next $1 billion                    0.3580%
                  Next $3 billion                    0.3280%
                  Next $5 billion                    0.3080%
                  Next $15 billion                   0.2950%
                  Next $25 billion                   0.2930%
                  Thereafter                         0.2925%

                                Schedule 6 Funds:
                                      None

                  Category Assets                    Fee Rate
                  First $1 billion                   0.6600%
                  Next $1 billion                    0.6080%
                  Next $3 billion                    0.5780%
                  Next $5 billion                    0.5580%
                  Next $15 billion                   0.5450%
                  Next $25 billion                   0.5430%
                  Thereafter                         0.5425%

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                                Global Gold Fund
                          Global Natural Resources Fund
                              Income & Growth Fund
                                 Utilities Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.5200%
                  Next $5 billion                    0.4600%
                  Next $15 billion                   0.4160%
                  Next $25 billion                   0.3690%
                  Next $50 billion                   0.3420%
                  Next $150 billion                  0.3390%
                  Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.7200%
                  Next $5 billion                    0.6600%
                  Next $15 billion                   0.6160%
                  Next $25 billion                   0.5690%
                  Next $50 billion                   0.5420%
                  Next $150 billion                  0.5390%
                  Thereafter                         0.5380%

Dated:  December 3, 2001

                                    Exhibit D

                              Complex Fee Schedule

                  Complex Assets                     Fee Rate
                  First $2.5 billion                 0.0600%
                  Next $7.5 billion                  0.0500%
                  Next $15.0 billion                 0.0485%
                  Next $25.0 billion                 0.0470%
                  Next $50.0 billion                 0.0460%
                  Next $100.0 billion                0.0450%
                  Next $100.0 billion                0.0440%
                  Next $200.0 billion                0.0430%
                  Next $250.0 billion                0.0420%
                  Next $500.0 billion                0.0410%
                  Thereafter                         0.0400%

Dated:  December 3, 2001